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                                                                     EXHIBIT 7.5



                            AGREEMENT OF JOINT FILING

         Cooper River Properties, L.L.C., Insignia Properties, L.P., Insignia Properties Trust and Apartment Investment and Management Company agree that the Statement on Schedule 13D to which this Agreement is attached as an exhibit, and all future amendments to this Statement, shall be filed on behalf of each of them. This Agreement is intended to satisfy Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Dated: January 29, 1999

                                       COOPER RIVER PROPERTIES, L.L.C.

                                       By:   AIMCO Properties, L.P.,
                                             its managing member

                                       By:   AIMCO-GP, Inc.,
                                             its General Partner


                                       By:   /s/ PATRICK J. FOYE
                                             ---------------------------------
                                             Patrick J. Foye
                                             Executive Vice President


                                       INSIGNIA PROPERTIES, L.P.

                                       By:   Insignia Properties Trust,
                                             its General Partner


                                       By:   /s/ PATRICK J. FOYE
                                             ---------------------------------
                                             Patrick J. Foye
                                             Executive Vice President


                                       INSIGNIA PROPERTIES TRUST


                                       By:   /s/ PATRICK J. FOYE
                                             ---------------------------------
                                             Patrick J. Foye
                                             Executive Vice President


                                       APARTMENT INVESTMENT AND
                                       MANAGEMENT COMPANY


                                       By:   /s/ PATRICK J. FOYE
                                             ---------------------------------
                                             Patrick J. Foye
                                             Executive Vice President